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                                                                EXHIBIT 10(a)(2)


                         HOUSTON INDUSTRIES INCORPORATED
                             EXECUTIVE BENEFITS PLAN

                      (Established Effective June 1, 1982)


                                 Third Amendment


                  Houston Industries Incorporated, a Texas corporation (now known as Reliant Energy, Incorporated and hereinafter referred to as the "Company"), having established the Houston Industries Incorporated Executive Benefits Plan, effective June 1, 1982 and as thereafter amended (the "Plan"), and having reserved the right under Section 7.01 thereof to amend the Plan, does hereby amend the Plan effective as of the dates specified herein, as follows:

         1. Effective as of May 5, 1999, Sections 1.02(a) and 1.02(b) of the Plan are hereby amended to read as follows:

                  "(a) 'Plan' means the Reliant Energy, Incorporated Executive Benefits Plan set forth herein, effective June 1, 1982, as the same may be amended from time to time.

                  (b) 'Company' means Reliant Energy, Incorporated, a Texas corporation, or any successor."

         2. Effective as of January 1, 1999, Section 3.01 of the Plan is hereby amended by adding the following sentence at the end thereof:

         "No Employee shall be eligible to commence participation in the Plan from and after January 1, 1999."


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                  IN WITNESS WHEREOF, Reliant Energy, Incorporated has caused these presents to be executed by its duly authorized officer in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 17th day of September, 1999, but effective as of the dates stated herein.

                                      RELIANT ENERGY, INCORPORATED



                                      By /s/ Lee W. Hogan
                                        --------------------------

ATTEST:

/s/ Rufus Scott
--------------------------


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